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
            CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 302 OF
                                       THE SARBANES-OXLEY ACT

I, John Reinsberg, certify that:

1.   I have reviewed this report on Form N-CSR of Lazard Alternative Strategies Fund, L.L.C.;

2.   Based on my knowledge,  this report does not contain any untrue statement of a material fact or omit to  state a  material  fact  necessary  to make  the  statements  made,  in  light  of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge,  the financial  statements,  and other financial information included in this report,  fairly  present in all  material  respects the  financial  condition,  results of operations,  changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the  registrant as of, and for, the periods  presented in this report;

4.   The  registrant's  other  certifying  officer(s) and I are  responsible  for  establishing  and maintaining  disclosure  controls  and  procedures  (as  defined  in Rule  30a-3(c)  under  the
     Investment  Company Act of 1940) and internal  control over financial  reporting (as defined in
     Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     (a)  Designed such disclosure  controls and procedures,  or caused such disclosure controls and procedures  to be designed  under our  supervision,  to ensure that  material  information relating to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those  entities,  particularly  during the period in which this report is being prepared;

     (b)  Designed such internal control over financial  reporting,  or caused such internal control over  financial  reporting to be designed  under our  supervision,  to provide  reasonable assurance  regarding  the  reliability  of  financial  reporting  and the  preparation  of
          financial   statements  for  external  purposes  in  accordance  with  generally  accepted accounting principles;

     (c)  Evaluated the  effectiveness  of the registrant's  disclosure  controls and procedures and presented  in this  report  our  conclusions  about the  effectiveness  of the  disclosure controls  and  procedures,  as of a date  within 90 days prior to the filing  date of this report based on such evaluation; and
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
     (d)  Disclosed in this report any change in the  registrant's  internal  control over financial reporting  that occurred  during the second fiscal  quarter of the period  covered by this report that has materially  affected,  or is reasonably likely to materially  affect,  the registrant's internal control over financial reporting; and

5.   The registrant's other certifying  officer(s) and I have disclosed to the registrant's auditors and the audit  committee of the  registrant's  board of directors  (or persons  performing  the equivalent functions):

     (a)  All  significant  deficiencies  and  material  weaknesses  in the design or  operation  of internal control over financial  reporting which are reasonably likely to adversely affect the registrant's ability to record, process,  summarize, and report financial information;
          and

     (b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date: November 24, 2010                       /s/ John Reinsberg
                                              ----------------------------------------
                                              John Reinsberg, Chief Executive Officer
                                              (principal executive officer)
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
            CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 302 OF
                                       THE SARBANES-OXLEY ACT

I, Jagatnarine Churaman, certify that:

1.   I have reviewed this report on Form N-CSR of Lazard Alternative Strategies Fund, L.L.C.;

2.   Based on my knowledge,  this report does not contain any untrue statement of a material fact or omit to  state a  material  fact  necessary  to make  the  statements  made,  in  light  of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge,  the financial  statements,  and other financial information included in this report,  fairly  present in all  material  respects the  financial  condition,  results of operations,  changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the  registrant as of, and for, the periods  presented in this report;

4.   The  registrant's  other  certifying  officer(s) and I are  responsible  for  establishing  and maintaining  disclosure  controls  and  procedures  (as  defined  in Rule  30a-3(c)  under  the
     Investment  Company Act of 1940) and internal  control over financial  reporting (as defined in
     Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     (a)  Designed such disclosure  controls and procedures,  or caused such disclosure controls and procedures  to be designed  under our  supervision,  to ensure that  material  information relating to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those  entities,  particularly  during the period in which this report is being prepared;

     (b)  Designed such internal control over financial  reporting,  or caused such internal control over  financial  reporting to be designed  under our  supervision,  to provide  reasonable assurance  regarding  the  reliability  of  financial  reporting  and the  preparation  of
          financial   statements  for  external  purposes  in  accordance  with  generally  accepted accounting principles;

     (c)  Evaluated the  effectiveness  of the registrant's  disclosure  controls and procedures and presented  in this  report  our  conclusions  about the  effectiveness  of the  disclosure controls  and  procedures,  as of a date  within 90 days prior to the filing  date of this report based on such evaluation; and
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
     (d)  Disclosed in this report any change in the  registrant's  internal  control over financial reporting  that occurred  during the second fiscal  quarter of the period  covered by this report that has materially  affected,  or is reasonably likely to materially  affect,  the registrant's internal control over financial reporting; and

5.   The registrant's other certifying  officer(s) and I have disclosed to the registrant's auditors and the audit  committee of the  registrant's  board of directors  (or persons  performing  the equivalent functions):

     (a)  All  significant  deficiencies  and  material  weaknesses  in the design or  operation  of internal control over financial  reporting which are reasonably likely to adversely affect the registrant's ability to record, process,  summarize, and report financial information;
          and

     (b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date: November 23, 2010                  /s/ Jagatnarine Churaman
                                         ---------------------------------------------
                                         Jagatnarine Churaman, Chief Financial Officer
                                         (principal financial officer)
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